Exhibit 32.3

CERTIFICATION OF PERIODIC REPORT

I, Simon White, Chief Financial Officer of GLG Partners, Inc. (the “Company”), hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Annual Report on Form 10-K of the Company for the year ended December 31, 2007 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/  Simon White
Simon White
Chief Financial Officer

Date: March 3, 2008